POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph M. O'Donnell, Esq., Sandra L. Adams, William J. Baltrus and Carolyn Mead, Esq. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of Spirit of America Investment Fund, Inc. (the "Fund"), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Fund, to perform on behalf of the Fund any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 15th day of December, 1997.


                                   /s/ David Lerner
                                   David Lerner
                                   Chairman of the Board,
                              President, Director & Treasurer


                     ACKNOWLEDGMENT

State of New York             )
                         ) ss:
County of Nassau              )

The foregoing instrument was acknowledged before me this 15th day of December, 1997, by David Lerner, Chairman of the Board, President, Director & Treasurer of Spirit of America Investment Fund, Inc.


/s/ Daniel Rensch
Notary Public
                   POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph M. O'Donnell, Esq., Sandra L. Adams, William J. Baltrus and Carolyn Mead, Esq. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of Spirit of America Investment Fund, Inc. (the "Fund"), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Fund, to perform on behalf of the Fund any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 2nd day of September, 1997.


                                   /s/ Herbert Grant
                                   Herbert Grant
                                   Director



                    ACKNOWLEDGEMENT

State of New York             )
                         ) ss:
County of Rockland            )

The foregoing instrument was acknowledged before me this 2nd day of September, 1997, by Herbert Grant, Director of Spirit of America
Investment Fund, Inc.


/s/ Edythe L. DeGroat
Notary Public

                   POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph M. O'Donnell, Esq., Sandra L. Adams, William J. Baltrus and Carolyn Mead, Esq. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of Spirit of America Investment Fund, Inc. (the "Fund"), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Fund, to perform on behalf of the Fund any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 2nd day of September, 1997.


                   /s/ Allen Kaufman
                              Allen Kaufman
                              Director


                    ACKNOWLEDGEMENT

State of New York             )
                         ) ss:
County of Nassau              )

The foregoing instrument was acknowledged before me this 2nd day of September, 1997, by Allen Kaufman, Director of Spirit of America
Investment Fund, Inc.


/s/ Bernice Cherry
Notary Public

                   POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph M. O'Donnell, Esq., Sandra L. Adams, William J. Baltrus and Carolyn Mead, Esq. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of Spirit of America Investment Fund, Inc. (the "Fund"), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Fund, to perform on behalf of the Fund any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the the day of December, 1997.


                                   /s/ Daniel Lerner
                                   Daniel Lerner
                                   Director


                    ACKNOWLEDGEMENT

State of New York             )
                         ) ss:
County of Nassau              )

The foregoing instrument was acknowledged before me this 15th day of December, 1997, by Daniel Lerner, Director of Spirit of America
Investment Fund, Inc.


/s/ Daniel Rensch
Notary Public

                   POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph M. O'Donnell, Esq., Sandra L. Adams, William J. Baltrus and Carolyn Mead, Esq. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of Spirit of America Investment Fund, Inc. (the "Fund"), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Fund, to perform on behalf of the Fund any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the the 15th day of December, 1997.


                                   /s/ Constance Ferreira
                                   Constance Ferreira
                                   Director


                    ACKNOWLEDGEMENT

State of New York             )
                         ) ss:
County of Nassau              )

The foregoing instrument was acknowledged before me this 15th day of December, 1997, by Daniel Lerner, Director of Spirit of America
Investment Fund, Inc.


/s/ Daniel Rensch
Notary Public